UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 20, 2026
TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.
(Exact name of Registrant as specified in its charter)

Colorado		333-212006	84-0464189
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1100 W. 116th Avenue
Westminster	,	Colorado	80234
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (303) 452-6111
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 7.01 Regulation FD Disclosure.
Tri-State Generation and Transmission Association, Inc. (“Tri-State”) has a contract termination payment methodology tariff on file with the Federal Energy Regulatory Commission as Rate Schedule No. 281 that provides a process should a utility member elect to withdraw from membership in Tri-State and terminate its wholesale electric service contract. Certain elements of Rate Schedule No. 281 remain subject to ongoing proceedings at the United States Court of Appeals for the Tenth Circuit and the D.C Circuit.
On March 19, 2026, Jemez Mountains Electric Cooperative, Inc. (“Jemez”), which is electrically served in the Western Interconnection, provided a non-conditional two-year notice of intent to withdraw from membership in Tri-State, with an April 1, 2028, withdrawal effective date, pursuant to Rate Schedule No. 281. Tri-State cannot predict if Jemez will withdraw its membership and terminate its wholesale electric service contract. Jemez comprised 2.90 percent and 1.91 percent of Tri-State’s utility member revenue and operating revenue, respectively, for the year ended December 31, 2025.
On March 20, 2026, Tri-State issued a press statement related to Jemez’s notice of intent to withdraw. A copy of the press statement is attached to this report as Exhibit 99.1.
The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information contained in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any of Tri-State’s filings with the Securities and Exchange Commission or any other document except as shall be expressly set forth by specific reference in such filing or document.
Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, the scope and the amount of Jemez’s contract termination payment and whether Jemez will withdraw. These statements are based on various assumptions, whether or not identified in this Current Report or the exhibit hereto, and on the current expectations of management and are not predictions of actual events.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 - Press Statement issued on March 20, 2026

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: March 20, 2026	By:	/s/ Bryan R. Davis
Bryan R. Davis
Senior Vice President/Chief Financial Officer